UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Staples, Inc.
(Name of Registrant as Specified In Its Charter)

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M13981-P72854 Meeting Information Meeting Type: Annual For holders as of: 04/13/09 Date: 06/09/09 Time: 4:00 p.m., ET Location: You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. STAPLES, INC. *** Exercise Your Right to Vote *** IMPORTANT NOTICE Regarding the Availability of Proxy Materials The Offices of WilmerHale 60 State Street Boston, MA 02109 STAPLES, INC. ATTN: INVESTOR RELATIONS 500 STAPLES DRIVE FRAMINGHAM, MA 01702

M13982-P72854 Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT FORM 10-K Before You Vote How to Access the Proxy Materials How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery, please make the request as instructed above on or before 05/26/09. How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Voting Items 4. To ratify the selection by the Audit Committee of Ernst & Young LLP as Staples' independent registered public accounting firm for the current fiscal year. 2. To approve an amendment to Staples' Amended and Restated 1998 Employee Stock Purchase Plan increasing the number of shares of common stock authorized for issuance from 15,750,000 shares to 22,750,000 shares. 3. To approve an amendment to Staples' Amended and Restated International Employee Stock Purchase Plan increasing the number of shares of common stock authorized for issuance from 1,275,000 shares to 2,775,000 shares. 6. In the discretion of the persons named in this proxy, to act upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. 5. To act on a shareholder proposal regarding the reincorporation of Staples, Inc. in North Dakota. 1a. Basil L. Anderson THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL DIRECTOR NOMINEES LISTED BELOW, "FOR" ITEMS 2, 3 AND 4, AND "AGAINST" ITEM 5. 1. To elect twelve directors to serve for a one-year term expiring at the 2010 Annual Meeting of Stockholders Nominees: 1b. Arthur M. Blank 1c. Mary Elizabeth Burton 1d. Justin King 1e. Carol Meyrowitz 1f. Rowland T. Moriarty 1g. Robert C. Nakasone 1h. Ronald L. Sargent 1i. Elizabeth A. Smith 1j. Robert E. Sulentic 1k. Vijay Vishwanath 1l. Paul F. Walsh M13983-P72854

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